SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 22, 2004


                                  eGames, Inc.
             (Exact name of registrant as specified in its charter)


Pennsylvania                           0-27102                  23-2694937
------------                           -------                  ----------
(State or other jurisdiction    (Commission File Number        (IRS Employer
 of incorporation)                                           Identification No.)



2000 Cabot Blvd. West, Suite 110, Langhorne, PA                 19047-1833
-----------------------------------------------                 ----------
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (215) 750-6606


                    -----------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[]  Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 22, 2004, eGames, Inc. (the "Company") issued a press release announcing that its Board of Directors had authorized the Company to repurchase shares of its Common Stock. The press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following document is filed as an exhibit to this report.

99.1      Press Release dated November 22, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  eGames, Inc.


                                        By: /s/ Thomas W. Murphy
                                            ---------------------------------
                                             Thomas W. Murphy, Vice President
                                             and Chief Financial Officer
Dated: November 22, 2004

                                                                   EXHIBIT 99.1

At eGames, Inc.
---------------
Jerry Klein, President & CEO
(215) 750-6606 (Ext. 118)
Tom Murphy, Vice President & CFO
(215) 750-6606 (Ext. 113)

                              For Immediate Release

                    eGames Announces Stock Repurchase Program

Langhorne, PA - November 22, 2004 - eGames, Inc. (OTCBB: EGAM) today announced that its Board of Directors has authorized the repurchase of up to an aggregate of $500,000 of its common stock. Under this program, the Company may repurchase shares from time to time on the open market or in privately negotiated transactions. eGames management will determine the timing and amount of shares to be repurchased.

About the Company:

eGames, Inc., headquartered in Langhorne, PA, publishes and markets a diversified line of Family Friendly(TM), affordable consumer entertainment PC software games. The Company promotes the eGames(TM) brand in order to generate customer loyalty, encourage repeat purchases and differentiate eGames software products to retailers and consumers. eGames also publishes and markets RealAge(R) Games & Skills, a collection of PC software activities and games designed to help build and maintain mental sharpness. Additional information regarding eGames, Inc. and RealAge Games & Skills can be found at www.egames.com and www.realagegames.com respectively. eGames--Where the "e" is for Everybody!(R)

Forward-Looking Statement Safe Harbor:

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended, including without limitation, statements regarding the Company's authorization to repurchase up to an aggregate of $500,000 of its common stock, and the manner in which these purchases may be made. The actual results achieved by the Company and the factors that could cause actual results to differ materially from those indicated by the forward-looking statements are in many ways beyond the Company's control. The Company cautions readers that the risks and uncertainties that may affect the Company's future results and performance include, but are not limited to, those discussed under the heading "Factors Affecting Future Performance" in the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004 filed with the Securities and Exchange Commission.